                                                                   EXHIBIT 10.21
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                      AMENDMENT TO LOAN AGREEMENT

BORROWERS:            EMULEX CORPORATION
                      3535 HARBOR BOULEVARD
                      COSTA MESA, CALIFORNIA  92626

                      INTERCONNECTIONS, INC.
                      18606 BOTHELL WAY, N.E.
                      BOTHELL, WASHINGTON  98011-1929

                      EMULEX EUROPE LIMITED
                      MULBERRY BUSINESS PARK, FISHPONDS ROAD
                      WOKINGHAM, BERKSHIRE
                      UNITED KINGDOM  RG11 2QY

DATED:                SEPTEMBER 18, 1998

        THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

        The Parties hereby agree to amend the Amended and Restated Loan and Security Agreement between them, dated September 18, 1996 (as amended or modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof.

        1. REVISED FINANCIAL COVENANTS. The section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows:


"FINANCIAL COVENANTS
(Section 4.1):      Borrower shall cause Parent to comply with all of the
                    following covenants on a consolidated basis. Compliance
                    shall be determined as of the end of each quarter, except as otherwise specifically provided below:

QUICK ASSET RATIO:  Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.00 to 1.

TANGIBLE NET WORTH: Parent shall maintain a tangible net worth of not less than
                    $13,000,000 prior to the December 27, 1998 quarter end. With respect to the period beginning with the December 27, 1998 quarter end and ending with the March 28, 1999

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------


"FINANCIAL COVENANTS
                    quarter end, Parent shall maintain a tangible net worth of not less than $14,300,000. With respect to the June 27, 1999 quarter end and for all periods thereafter, Parent shall maintain a tangible net worth of not less than $17,000,000.

DEBT TO TANGIBLE    Parent shall maintain a ratio of total liabilities to
NET WORTH RATIO:    tangible net worth of not more than 1.50 to 1 prior to the quarter ending December 27, 1998. With respect to the
                    quarter ending December 27, 1998 and thereafter, Parent
                    shall maintain a ratio of total liabilities to tangible net worth of not more than 1.00 to 1.

PROFITABILITY       Parent shall not incur a loss (after taxes) in any fiscal
                    quarter, with the understanding that any gain that the
                    Parent achieves arising from the sale of assets located in
                    Puerto Rico shall not be included in determining compliance with the foregoing covenant.

DEFINITIONS:        "Current assets," and "current liabilities" shall have the meanings ascribed to them in accordance with generally
                    accepted accounting principles. "Tangible net worth" means the excess of total assets over total liabilities,
                    determined in accordance with generally accepted accounting principles, excluding however all assets which would be
                    classified as intangible assets under generally accepted
                    accounting principles, including without limitation
                    goodwill, licenses, patents, trademarks, trade names,
                    copyrights, capitalized software and organizational costs, licenses and franchises. "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper
                    rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), cash equivalents, certificates of deposit and banker's acceptances, and
                    accounts receivable (net of allowance for doubtful
                    accounts).

DEFERRED REVENUES:  For purposes of the above quick asset ratio, deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------


"FINANCIAL COVENANTS
SUBORDINATED DEBT:  "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

        2. REVISED MATURITY DATE. The Maturity Date as set forth in section 5.1 of the Schedule to Loan Agreement is hereby amended to be "SEPTEMBER 17, 1999".

        3. FEE. Borrower shall pay to Silicon a fee in the amount of $50,000 in connection with this Amendment, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.


        4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                              SILICON:

EMULEX CORPORATION                     SILICON VALLEY BANK

BY /s/ PAUL F. FOLINO                  BY /s/ MARLA JOHNSON
        PRESIDENT OR VICE PRESIDENT    TITLE: VICE PRESIDENT

BY /s/ MICHAEL J. ROCKENBACH
       SECRETARY OR ASS'T SECRETARY

BORROWER:                              BORROWER:

INTERCONNECTIONS, INC.                 EMULEX EUROPE LIMITED

BY /s/ PAUL F. FOLINO                  BY /s/ PAUL F. FOLINO
       PRESIDENT OR VICE PRESIDENT            PRESIDENT OR VICE PRESIDENT

BY /s/ MICHAEL J. ROCKENBACH           BY /s/ MICHAEL J. ROCKENBACH
       SECRETARY OR ASS'T SECRETARY           SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------


                               GUARANTORS' CONSENT

The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which are hereby ratified and affirmed and shall continue in full force and effect.


Guarantor Signature:   Emulex Corporation, a Delaware corporation

                       By /s/ Paul F. Folino
                       Title: President



Guarantor Signature:   Emulex Caribe, Inc.

                       By /s/ Paul F. Folino
                       Title: President



Guarantor  Signature:  InterConnections,  Inc., a  California  corporation
                       (formerly known as Digital House, Ltd.)

                       By /s/ Paul F. Folino
                       Title: President



Guarantor Signature:   Emulex Foreign Sales Corporation

                       By /s/ Paul F. Folino
                       Title: President

--------------------------------------------------------------------------------

SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:             EMULEX CORPORATION, A CORPORATION ORGANIZED UNDER
                      THE LAWS OF THE STATE OF CALIFORNIA

ADDRESS:              3535 HARBOR BOULEVARD
                      COSTA MESA, CALIFORNIA  92626

DATE:                 SEPTEMBER 18, 1998

        I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

FOREIGN EXCHANGE CONTRACTS

    RESOLVED, that this corporation enter into contracts for the purchase and/or sale of foreign exchange, on either a spot or forward basis, with Silicon, from time to time, and in such amounts as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the documents and instruments evidencing the contracts of this corporation with Silicon for the purchase or sale of foreign exchange, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said documents and instruments and all other related agreements.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all of such obligations regarding the foreign exchange contracts of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, margin, securities, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements,

SILICON VALLEY BANK                                         CERTIFIED RESOLUTION
--------------------------------------------------------------------------------

    security agreements and other hypothecation agreements, which said instruments and the other documents and instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

    RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.



               The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                   OFFICE(S)                   ACTUAL SIGNATURES
-----                   ---------                   -----------------
Paul F. Folino          President                   x /s/ Paul F. Folino

Michael J. Rockenbach   Secretary                   x /s/ Michael J. Rockenbach



IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                       /s/ Michael J. Rockenbach
                                       Secretary or Assistant Secretary

--------------------------------------------------------------------------------

SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:             INTERCONNECTIONS, INC., A CORPORATION ORGANIZED
                      UNDER THE LAWS OF THE STATE OF WASHINGTON

ADDRESS:              18606 BOTHELL WAY, N.E.
                      BOTHELL, WASHINGTON  98011-1929

DATE:                 SEPTEMBER 18, 1998

        I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

FOREIGN EXCHANGE CONTRACTS

    RESOLVED, that this corporation enter into contracts for the purchase and/or sale of foreign exchange, on either a spot or forward basis, with Silicon, from time to time, and in such amounts as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the documents and instruments evidencing the contracts of this corporation with Silicon for the purchase or sale of foreign exchange, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said documents and instruments and all other related agreements.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all of such obligations regarding the foreign exchange contracts of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, margin, securities, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money,

SILICON VALLEY BANK                                         CERTIFIED RESOLUTION
--------------------------------------------------------------------------------

    deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the other documents and instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

    RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.



    The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                    OFFICE(S)                   ACTUAL SIGNATURES
-----                    ---------                   -----------------
Paul F. Folino           President                   x /s/ Paul F. Folino

Michael J. Rockenbach    Secretary                   x /s/ Michael J. Rockenbach



    IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                       /s/ Michael J. Rockenbach
                                       Secretary or Assistant Secretary

SILICON VALLEY BANK                                         CERTIFIED RESOLUTION
--------------------------------------------------------------------------------

SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:             EMULEX EUROPE LIMITED, A CORPORATION ORGANIZED
                      UNDER THE LAWS OF THE UNITED KINGDOM

ADDRESS:              MULBERRY BUSINESS PARK, FISHPONDS ROAD
                      WOKINGHAM, BERKSHIRE
                      UNITED KINGDOM  RG11 2QY

DATE:                 SEPTEMBER 18, 1998

        I, the undersigned, an authorized representative of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

    RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

FOREIGN EXCHANGE CONTRACTS

    RESOLVED, that this corporation enter into contracts for the purchase and/or sale of foreign exchange, on either a spot or forward basis, with Silicon, from time to time, and in such amounts as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

    RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the documents and instruments evidencing the contracts of this corporation with Silicon for the purchase or sale of foreign exchange, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said documents and instruments and all other related agreements.

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all of such obligations regarding the foreign exchange contracts of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

    its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, margin, securities, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the other documents and instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

    RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.



    The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                    OFFICE(S)                 ACTUAL SIGNATURES
-----                    ---------                 -----------------
Paul F. Folino           Director                  x /s/ Paul F. Folino

Michael J. Rockenbach    Secretary                 x /s/ Michael J. Rockenbach



    IN WITNESS WHEREOF, I have hereunto set my hand as such authorized representative on the date set forth above.

                                       /s/ Michael J. Rockenbach
                                       Secretary or Assistant Secretary